                                                                    EXHIBIT 10.4

                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT

          COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT dated as of September 15, 2003, among: CHART INDUSTRIES, INC.; JPMORGAN CHASE BANK, as Revolving Credit Agent under the Revolving Credit Agreement referred to below; JPMORGAN CHASE BANK, as Term Loan Agent under the Term Loan Agreement referred to below; and JPMORGAN CHASE BANK, in its capacity as Collateral Agent hereunder and under the other Collateral Documents (all capitalized terms used without being defined in this preamble and in the recitals below shall have the meanings provided for in Section 1).

                                    RECITALS

          WHEREAS, the Borrower, certain of its Subsidiaries as guarantors, the lenders party thereto and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for such lenders, are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore amended, supplemented or otherwise modified, the "1999 Credit Agreement") pursuant to which such lenders extended credit (by means of making loans and the issuance of letters of credit) to or for account of the Borrower and certain of its subsidiaries;

          WHEREAS, the Borrower and the Subsidiary Guarantors have secured all of their respective obligations under or in respect of the 1999 Credit Agreement, including principal, interest, fees, expenses, indemnities and reimbursement obligations, and certain other obligations owing to the lenders (and their affiliates), by granting in favor of such administrative agent, for the benefit of itself and such lenders and affiliates, a security interest in and lien upon substantially all of their existing and after-acquired personal and real property pursuant to a Security Agreement dated as of April 12, 1999 (as heretofore amended, supplemented or otherwise modified, the "1999 Security Agreement") and certain other security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements entered into from time to time pursuant to the 1999 Credit Agreement, each as in effect on the date hereof;

          WHEREAS, on July 8, 2003 the Borrower and the Subsidiary Guarantors filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") initiating cases under chapter 11 of the Bankruptcy Code (the "Cases") and continued in their possession of their respective assets and in the management of their respective businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

          WHEREAS, the Borrower and the Subsidiary Guarantors party thereto (each as debtor and debtor in possession under chapter 11 of the Bankruptcy
Code), the lenders party

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                                      -2-

thereto and JPMorgan Chase Bank, as administrative agent for such lenders, are party to a Revolving Credit Agreement dated as of July 17, 2003 (as heretofore amended, supplemented or otherwise modified, the "DIP Credit Agreement"), providing for revolving credit loans and letters of credit to the Borrower (including the continuation of the outstanding letters of credit issued for account of the Borrower under the 1999 Credit Agreement) in an aggregate principal or face amount not exceeding $40,000,000, and pursuant to an order of the Bankruptcy Court all obligations of the Borrower and the Subsidiary Guarantors in respect of the DIP Credit Agreement, including principal, interest, fees, expenses, indemnities and reimbursement obligations are secured by a first-priority security interest in and lien upon their respective existing and after-acquired personal and real property;

          WHEREAS, the Borrower and the Subsidiary Guarantors have filed a plan of reorganization with the Bankruptcy Court which has been confirmed by a final order of the Bankruptcy Court entered on September 4, 2003 (as supplemented from time to time, the "Reorganization Plan"). Pursuant to the Reorganization Plan, the Borrower and the Subsidiary Guarantors are concurrently herewith entering into: (a) an Amended and Restated Revolving Credit Agreement dated as of September 15, 2003 (as from time to time amended, restated, supplemented, deferred, renewed, extended, increased, refunded, refinanced, replaced or otherwise modified (including any agreement extending the maturity thereof or (subject to the restrictions under this Agreement) increasing the amount of available borrowings thereunder or adding any borrowers or guarantors thereunder, whether with the original agents and lenders or otherwise and whether provided under the original credit agreement or other credit agreements or otherwise, the "Revolving Credit Agreement") with the lenders party to the DIP Credit Agreement as of the date hereof and JPMorgan Chase Bank, as administrative agent for such lenders (in such capacity, including any other Person serving in such capacity thereunder or under any refinancing or replacement thereof, the "Revolving Credit Agent"), which will amend and restate the DIP Credit Agreement and provide for revolving credit loans and letters of credit to or for account of the Borrower (and the continuation of the revolving credit loans and letters of credit made, continued or issued under the DIP Credit Agreement and the continuation of the letters of credit issued under the 1999 Credit Agreement for account of CHEL, in each case outstanding on the date thereof) in an aggregate principal or face amount not exceeding $40,000,000; and
(b) a Term Loan Agreement dated as of September 15, 2003 (as from time to time amended, restated, supplemented, deferred, renewed, extended, increased, refunded, refinanced, replaced or otherwise modified (including any agreement extending the maturity thereof or increasing the amount of available borrowings thereunder or adding any borrowers or guarantors thereunder, whether with the original agents and lenders or otherwise and whether provided under the original credit agreement or other credit agreements or otherwise), the "Term Loan Agreement" and, together with the Revolving Credit Agreement, the "Credit Agreements") with the lenders party to the 1999 Credit Agreement as of the date hereof and JPMorgan Chase Bank, as administrative agent for such lenders (in such capacity, including any other Person serving in such capacity thereunder or under any refinancing or replacement thereof, the "Term Loan Agent"), pursuant to which the outstanding obligations (including principal, accrued interest and fees) of the Borrower and the Subsidiary Guarantors under and in respect of the 1999 Credit Agreement (other than the obligations in respect of the letters of credit issued thereunder for account of the Borrower that were continued under the DIP Credit Agreement and other than the obligations in respect of the letters of credit originally issued by Bank One, NA under the

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                                      -3-

1999 Credit Agreement for account of CHEL that are being continued under the Revolving Credit Agreement) shall be restructured into term loans held by such lenders in an aggregate principal amount of $120,000,000;

          WHEREAS, pursuant to the Reorganization Plan, the existing security interests in and liens upon the property of the Borrower and Subsidiary Guarantors granted under the DIP Credit Agreement and the 1999 Security Agreement (and such other existing security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements entered into pursuant to the 1999 Credit Agreement) will continue in effect, and the Borrower and/or the Subsidiary Guarantors may hereafter from time to time enter into new security agreements, pledge agreements, mortgages, deeds of trust and other similar instruments and agreements in respect of other of their respective property, in each case as collateral security for the Revolving Credit Obligations and the Term Loan Obligations, and in that connection the 1999 Security Agreement and such other existing agreements and instruments will be amended, restated and/or supplemented by the parties thereto in connection with the entering into of the Credit Agreements; and

          WHEREAS, the Revolving Credit Agent, acting on behalf of the holders of the Revolving Credit Obligations, and the Term Loan Agent, acting on behalf of the holders of the Term Loan Obligations, are entering into this Agreement in order to, among other things, (a) acknowledge, confirm and appoint JPMorgan Chase Bank as collateral agent to act (and to continue to act) on their behalf in accordance with the provisions of the Collateral Documents, (b) confirm that the rights of the holders of the Revolving Credit Obligations in the Collateral have priority over the rights of the holders of the Term Loan Obligations therein and (c) provide for the relative rights of the holders of the Revolving Credit Obligations, on the one hand, and the holders of the Term Loan Obligations, on the other hand, in connection with the enforcement of their rights and remedies in respect of the Collateral, and upon execution and delivery of this Agreement by the Revolving Credit Agent and the Term Loan Agent this Agreement shall be binding on all of the holders of the Revolving Credit Obligations and the Term Loan Obligations.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Definitions.

          1.01. Definitions. Unless otherwise indicated, terms defined in the Revolving Credit Agreement or (following the termination of the Revolving Credit Agreement) the Term Loan Agreement are used herein as defined therein. In addition, as used herein:

          "Applicable Percentage" means, with respect to any Lender, the percentage of the sum of, without duplication, (a) the aggregate unused commitments, if any, of such Lender under the Credit Agreements, (b) the aggregate principal amount of the Secured Obligations held by such Lender and (c) the aggregate amount of such Lender's participation interest in all letters of credit, if any, outstanding under the Credit Agreements and the aggregate outstanding unreimbursed amount in respect of drawings under such letters of credit.

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          "Borrower" means Chart Industries, Inc., a Delaware corporation.

          "Cash Management Obligations" means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services in connection with any automated clearing house transfers of funds or any similar transactions.

          "Collateral" means all of the assets of any Obligor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Secured Obligation and as in effect.

          "Collateral Documents" means the Security Documents (as defined in each of the Revolving Credit Agreement and the Term Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Secured Obligations or under which rights or remedies with respect to such Liens are governed.

          "Credit Agreements" has the meaning assigned to such term in the recitals of this Agreement.

          "Credit Documents" means, collectively, the Revolving Credit Documents and the Term Loan Documents.

          "Default Event" means the occurrence and continuance of an Event of Default under and as defined in either Credit Agreement.

          "Enforcement Action" has the meaning assigned to such term in Section 4.05(a).

          "Insolvency Proceeding" means (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding relative to the Borrower, any other Obligor, or any of their property or assets, or (b) any liquidation, dissolution, reorganization or winding up of the Borrower or any other Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower or any other Obligor.

          "Lenders" means, collectively, the Revolving Credit Lenders and the Term Lenders.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

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          "Obligors" means the Borrower and the Subsidiary Guarantors, whether as a borrower or a guarantor.

          "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

          "Required Revolving Credit Lenders" means the "Required Lenders" as defined in the Revolving Credit Agreement.

          "Required Secured Parties" means either (a) initially and until the Senior Lien Termination Date, the Required Revolving Credit Lenders or (b) thereafter, the Required Term Lenders.

          "Required Term Lenders" means the "Required Lenders" as defined in the Term Loan Agreement.

          "Revolving Credit Agent" has the meaning assigned to such term in the recitals of this Agreement.

          "Revolving Credit Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Revolving Credit Documents" means the "Credit Documents" (as defined in the Revolving Credit Agreement) and shall include each of the agreements, documents and instruments providing for or evidencing a Revolving Credit Obligation.

          "Revolving Credit Lenders" means the lenders party from time to time to the Revolving Credit Agreement.

          "Revolving Credit Obligations" means, collectively, (a) in the case of the Borrower, all obligations in respect of the loans and other extensions of credit to the Borrower under the Revolving Credit Agreement and all other amounts whatsoever now or hereafter arising from time to time owing to the Revolving Credit Lenders or the Revolving Credit Agent by any Obligor under the Revolving Credit Documents (including, without limitation, principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, indemnities, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof), (b) all Cash Management Obligations owing by any Obligor to any Revolving Credit Lender (or any affiliate thereof), (c) in the case of the Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Revolving Credit Agreement and the other Revolving Credit Documents (including, without limitation, in respect of their respective guarantee under the Revolving Credit Agreement) and (d) all present and future obligations of the Obligors to the Revolving Credit Lenders and the Revolving Credit Agent hereunder. To the extent any payment with respect to the Revolving Credit

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     Obligations (as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar person, then such payment or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Secured Obligations" means (a) the Revolving Credit Obligations, (b) the Term Loan Obligations and (c) all present and future obligations of the Obligors to the Collateral Agent hereunder and under the other Collateral Documents.

          "Secured Parties" means the Revolving Credit Lenders, the Revolving Credit Agent, the Term Lenders, the Term Loan Agent, the Collateral Agent and any other holder of Secured Obligations.

          "Senior Lien Termination Date" means the date on which all Revolving Credit Obligations (other than contingent indemnity obligations) shall have been paid in full up to but not exceeding the then maximum principal or face amount of the Revolving Credit Obligations entitled to the Lien priorities under Section 5.01 (as determined in accordance with Section 3.04).

          "Subsidiary Guarantor" means any Subsidiary of the Borrower that guarantees any of the Secured Obligations.

          "Supermajority Lenders" means, with respect to any Credit Agreement, Lenders party to such Credit Agreement having more than 66-2/3% of the sum of, without duplication, (a) the aggregate unused commitments, if any, under such Credit Agreement, (b) the aggregate outstanding principal amount of the Secured Obligations under such Credit Agreement and (c) the aggregate undrawn amount of all letters of credit, if any, outstanding under such Credit Agreement and the aggregate outstanding unreimbursed amount in respect of drawings under such letters of credit.

          "Term Lenders" means the lenders party from time to time to the Term Loan Agreement.

          "Term Loan Agent" has the meaning assigned to such term in the recitals of this Agreement.

          "Term Loan Agreement" has the meaning assigned to such term in the recitals of this Agreement.

          "Term Loan Documents" meaning the "Credit Documents" (as defined in the Term Loan Agreement) and shall include each of the agreements, documents and instruments providing for or evidencing a Term Loan Obligation.

          "Term Loan Obligations" means, collectively, (a) in the case of the Borrower, all obligations in respect of the loans and other extensions of credit to the Borrower under the Term Loan Agreement and all other amounts whatsoever now or hereafter arising

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                                      -7-

     from time to time owing to the Term Lenders or the Term Loan Agent by the Borrower or any other Obligor under the Term Loan Documents (including, without limitation, principal, premium (if any), interest(including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, indemnities, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof), (b) in the case of the Subsidiary Guarantors, all present and future obligations of the Subsidiary Guarantors under the Term Loan Agreement and the other Term Loan Documents (including, without limitation, in respect of their respective guarantee under the Term Loan Agreement) and (c) all present and future obligations of the Obligors to the Term Lenders and the Term Loan Agent hereunder. To the extent any payment with respect to the Term Loan Obligations (as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar person, then such payment or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the phrases "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to any Revolving Credit Obligations shall mean the final payment in full in cash of all such Revolving Credit Obligations (other than contingent indemnity obligations of the Borrower or any other Obligor that shall survive payment in full) or the receipt by the holders of such Revolving Credit Obligations of such securities or other property as are acceptable to such holders in their sole discretion and that, at such time, there shall no longer be any obligation to make loans or advances or issue letters of credit (or guaranties in respect thereof) thereunder and there shall no longer be any letter of credit (or guaranty in respect thereof) outstanding thereunder or such letter of credit (or guaranty in respect thereof) shall have been fully cash collateralized (in accordance with the provisions of

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                                      -8-

the Revolving Credit Documents or otherwise on terms satisfactory to the Revolving Credit Agent in its sole discretion).

          SECTION 2. Collateral Agent.

          2.01. Appointment of the Collateral Agent. Each of the Revolving Credit Agent, acting on instructions from the Revolving Credit Lenders, and the Term Loan Agent, acting on instructions from the Term Lenders, hereby irrevocably designates and appoints the Collateral Agent to act as its agent hereunder and the other Collateral Documents, and authorizes the Collateral Agent to take such actions on its behalf under the provisions of this Agreement and the other Collateral Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Collateral Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement and the other Collateral Documents, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement and the other Collateral Documents, and no implied covenants, functions or responsibilities fiduciary or otherwise shall be read into this Agreement, the other Collateral Documents or otherwise exist against the Collateral Agent.

          2.02. Limitations on Responsibility of the Collateral Agent.

          (a) Except as otherwise provided hereunder, the Collateral Agent shall take such action with respect to the Collateral Documents as shall be directed by the Required Secured Parties, subject to the terms and conditions of the relevant Collateral Documents. If the Collateral Agent has been requested by the Required Secured Parties to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

          (b) Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable to any of the Secured Parties for any action lawfully taken or omitted to be taken by it under or in connection with any Collateral Document (except for its gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by any Obligor or any representative thereof contained in any Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, any Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents or for any failure of any Obligor to perform its respective obligations thereunder. The Collateral Agent as such shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Credit Document, or to inspect the properties, books or records of the Borrower and its Subsidiaries.

          (c) The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, as to the title of the Borrower or any other Obligor to the

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                                      -9-

Collateral, as to the security afforded by this Agreement or any other Collateral Document or, as to the validity, execution, enforceability, legality or sufficiency of this Agreement or any other Collateral Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent shall have no duty to the Borrower, any other Obligor, or to the holders of any of the Secured Obligations as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

          (d) The Collateral Agent will give notice to the Secured Parties of any action to be taken by it under any Collateral Document; such notice shall be given prior to the taking of such action to the extent practicable unless the Collateral Agent determines that to do so would be detrimental to the interests of the Secured Parties, in which event such notice shall be given promptly after the taking of such action.

          2.03. Reliance by the Collateral Agent; Etc.

          (a) The Collateral Agent may execute any of its duties under the Collateral Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

          (b) The Collateral Agent shall be entitled to rely conclusively upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, electronic mail message, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent.

          (c) As to any matters not expressly provided for by this Agreement or the other Collateral Documents, the Collateral Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Secured Parties and shall in all such cases be fully protected in acting, or in refraining from acting, hereunder or under any Collateral Document in accordance with the instructions of the Required Secured Parties, and such instructions of the Required Secured Parties and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties.

          (d) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of a Default Event unless the Collateral Agent has received written notice from a Secured Party or the Borrower referring to this Agreement, describing such Default Event and stating that such notice is a "Notice of Default Event". In the event that the Collateral Agent receives such a notice of the occurrence of a Default Event, the Collateral Agent shall promptly give notice thereof to the Secured Parties. The Collateral Agent shall take such action with respect to such Default Event as so directed pursuant to
Section 4; provided that, unless and until

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                                      -10-

the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default Event as it shall deem advisable in the best interest of the Required Secured Parties.

          2.04. Expenses; Fees.

          (a) The Borrower agrees to pay upon demand to the Collateral Agent the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of the Collateral Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Collateral Agent or the Secured Parties under the Collateral Documents or (iv) the failure by the Borrower or any other Obligor to perform or observe any of the provisions of the Collateral Documents

          (b) The Borrower further agrees to pay to the Collateral Agent for its own account, a non-refundable collateral agency fee as agreed in writing between the Borrower and the Collateral Agent at the times and in the amounts set forth therein.

          2.05. Indemnification.

          (a) The Borrower shall indemnify the Collateral Agent and each of its Related Parties (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Collateral Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any actual or alleged presence, release or threatened release of Hazardous Materials relating to any property owned or operated by the Borrower or any of its Subsidiaries, or any violation, non-compliance with or liability under any Environmental Law related in any way to the Borrower or any of its Subsidiaries or any of its respective property, or
(iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any Related Party.

          (b) To the extent that the Borrower fails to pay any amount required to be paid by it to any Indemnitee under paragraph (a) of this Section 2.05, each Lender severally agrees to pay to such Indemnitee such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related

                  Collateral Agency and Intercreditor Agreement expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such, and provided further that such indemnity shall not be available to any Indemnitee to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) To the extent permitted by law, no Indemnitee shall be responsible or liable to any other party to any Collateral Document or the Credit Document or any successor, assignee or third party beneficiary of such person or any other person asserting claims derivatively through such party, for indirect, punitive, exemplary or consequential damages which may be alleged as a result of credit having been extended, suspended or terminated under any Collateral Documents or the Credit Document or as a result of any other transaction contemplated hereunder or thereunder.

          2.06. Resignation of the Collateral Agent. The Collateral Agent may at any time resign as the Collateral Agent upon 30 days' prior written notice to the Secured Parties and the Borrower, with such resignation to become effective only upon the appointment of a successor Collateral Agent under this Section
2.06. Upon any such resignation, the Required Secured Parties shall have the right to appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Borrower; provided that the Borrower shall have no right of acceptance or consent in respect of a successor Collateral Agent upon and during the continuance of a Default Event. If no such successor shall have been appointed within 30 days of the Collateral Agent's resignation, the Collateral Agent may appoint a successor Collateral Agent, which shall be a Revolving Credit Lender (or an affiliate thereof). Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall succeed to the rights, powers and duties of the former Collateral Agent, and the term "Collateral Agent" shall mean such successor Collateral Agent effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent (except that the former Collateral Agent shall deliver all Collateral then in its possession to the successor Collateral Agent) or any of the other Secured Parties. After resignation hereunder as the Collateral Agent, the provisions of this Agreement shall inure to the former Collateral Agent's benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent.

          2.07. Power of Attorney. Without limiting any rights or powers granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby appointed the attorney-in-fact of each other Secured Party for the purpose of carrying out the provisions of the Collateral Documents and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, including any release of the Liens on the Collateral to the extent permitted under Section 6.01, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

          2.08. Notices under the Credit Agreements. The Borrower agrees to deliver to the Collateral Agent (if the Person serving as the Collateral Agent is not also at the time serving as the Revolving Credit Agent or the Term Loan Agent), concurrently with the delivery thereof to the Revolving Credit Agent and/or the Term Loan Agent, copies of all notices with respect to

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
any Default Event and all notices, documents and other instruments with respect to the Collateral, in each case delivered by the Borrower or any other Obligor under or pursuant to the Revolving Credit Agreement and the Term Loan Agreement, respectively

          SECTION 3. Lien Priorities.

          3.01. Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Collateral Agent for the Term Loan Agent and the Term Lenders on the Collateral or of any Liens granted to the Collateral Agent for the benefit of the Revolving Credit Agent and the Revolving Credit Lenders on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Credit Documents or any other circumstance whatsoever and notwithstanding that all of the Secured Obligations are secured by a single set of Collateral Documents in favor of all of the Secured Parties rather than separate security documents senior and subordinated as applicable to the relative priorities set forth herein in favor of each class of Secured Parties, the Term Loan Agent, on behalf of itself and the Term Lenders, hereby agrees that: (a) any Lien on the Collateral securing any Revolving Credit Obligations (subject to the limitation set forth in Section 3.04) now or hereafter held by or on behalf of the Revolving Credit Agent or any Revolving Credit Lenders or any agent or trustee therefore or any other holder of Revolving Credit Obligations shall be senior in all respects and prior to any Lien on the Collateral securing any of the Term Loan Obligations; and (b) any Lien on the Collateral now or hereafter held by or on behalf of the Term Loan Agent or any Term Lenders or any agent or trustee therefor in respect of the Term Loan Obligations regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing such Revolving Credit Obligations. All Liens on the Collateral securing any Revolving Credit Obligations (subject to the limitation set forth in Section 3.04) shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Term Loan Obligations for all purposes, whether or not such Liens securing any Revolving Credit Obligations are subordinated to any Lien securing any other obligation of the Borrower or any other Obligor.

          Each of the parties hereto acknowledges and agrees that use of the Collateral Documents rather than separate security documents is for the convenience of the Secured Parties only and, except as provided in this Agreement, is not intended and will not be construed or given effect to limit, abridge or otherwise affect the rights, powers and privileges which the Revolving Credit Agent and the Revolving Credit Lenders, on the one hand, and the Term Loan Agent and the Term Lenders, on the other hand, would have possessed and/or enjoyed, as the owners and holders, as a class, of a separate, first and unsubordinated Lien upon all of the Collateral, in the case of the holders of the Revolving Credit Obligations, and a separate, second Lien upon all of the Collateral, in the case of the holders of the Term Loan Obligations.

          The Term Loan Agent hereby acknowledges and agrees that the Revolving Credit Agent and the Revolving Credit Lenders would not have agreed to the Revolving Credit Agreement in the absence of the execution and delivery of this Agreement by the parties hereto.

          3.02. Liens on Additional Property. The parties hereto agree that all Liens securing the Revolving Credit Obligations and the Term Loan Obligations shall be granted in favor of the Collateral Agent for the benefit of the holders of the Revolving Credit Obligations

                  Collateral Agency and Intercreditor Agreement and the Term Loan Obligations pursuant to the Collateral Documents, subject to the Lien priorities set forth herein. If any time the Revolving Credit Agent or any Revolving Credit Lender shall obtain a Lien securing any of the Revolving Credit Obligations, or the Term Loan Agent or any Term Lender shall obtain a Lien securing any of the Term Loan Obligations, on any property of the Borrower or any of its Subsidiaries that is not granted in favor of the Collateral Agent pursuant to a Collateral Documents as contemplated above, such Person will cause such Lien to be to be assigned to the Collateral Agent as security for the Secured Obligations pursuant to a Collateral Document in accordance with the terms hereof.

          3.03. Continuing Agreement. This is a continuing agreement of lien subordination and the Revolving Credit Lenders may continue, at any time and without notice to the Term Loan Agent or any Term Lender, to extend credit and other financial accommodations, with respect to the Lien priorities in favor of the Revolving Credit Obligations, and lend monies to or for the benefit of any Obligor constituting Revolving Credit Obligations (subject to the limitation on the aggregate principal or face amount thereof set forth in Section 3.04) in reliance hereof. The Term Loan Agent, on behalf of itself and the Term Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding.

          3.04. Maximum Amount of Revolving Credit Obligations. Notwithstanding anything herein or in any other Credit Documents to the contrary, the aggregate principal or face amount of the Revolving Credit Obligations entitled to the Lien priorities under Section 3.01 (and the priority in terms of distributions with respect to the Collateral under Section 5.01) shall not, without the prior written consent of the Required Term Lenders, exceed $40,000,000; provided that
(a) such limit shall not preclude the borrowing, repayment and re-borrowing of loans, or the issuance of letters of credit, from time to time under the Revolving Credit Agreement up to an aggregate principal or face amount of $40,000,000 at any time outstanding and (b) to the extent the aggregate principal or face amount of the Revolving Credit Obligations shall exceed such amount at any time without such consent having been obtained, such excess amount of Revolving Credit Obligations shall be Secured Obligations entitled to the benefits of the Liens on the Collateral pursuant to the Collateral Documents of equal priority with the Term Loan Obligations.

          SECTION 4. Enforcement of Collateral.

          4.01. Administration of Collateral. The Collateral Agent shall hold and administer the Collateral and any Lien thereon for the benefit of the Secured Parties, pursuant to the terms of this Agreement and the other Collateral Documents. The Collateral Agent shall exercise such rights and remedies with respect to the Collateral as are granted to it hereunder and under the Collateral Documents and applicable law and as shall be directed by the Required Secured Parties in accordance with the terms of this Agreement. No other class or classes of Secured Parties shall have any right (a) to direct the Collateral Agent to take any other action in respect of the Collateral hereunder or under the other Collateral Documents or (b) to take action with respect to the Collateral independently of the Collateral Agent.

          4.02. Exercise of Remedies.

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

          (a) So long as this Agreement has not been terminated pursuant to the provisions hereof, and regardless of whether or not the Secured Obligations have been accelerated or any Insolvency Proceeding has been commenced by or against the Borrower or any other Obligor:

          (i) Subject to the terms hereof, the Collateral Agent shall have the exclusive right to exercise rights and remedies under the Collateral Documents or otherwise in respect of the Collateral and, in exercising such rights and remedies, the Collateral Agent may enforce the provisions of the Collateral Documents and exercise remedies thereunder and under applicable law (or refrain from enforcing any such rights and exercising any such remedies), all in such order and in such manner as it shall be directed by the Required Secured Parties or (in the absence of such direction) as it may determine in the exercise of its discretion in accordance with the terms of this Agreement, and notwithstanding that any decision, action or inaction taken or not taken by the Collateral Agent may inure solely to the benefit of the holders of the Revolving Credit Obligations or be detrimental in any manner or to any degree to the interests of some or all of the holders of the Term Loan Obligations. Such exercise and enforcement shall include the rights of the Collateral Agent to sell or otherwise dispose of the Collateral (such sale to be free and clear of the Liens securing the Secured Obligations and the Secured Parties agree to execute any and all such Lien releases requested by the Collateral Agent in connection therewith), to incur reasonable expenses in connection with such exercise and enforcement, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction. No holder of Term Loan Obligations will have any right, power or authority to challenge or interfere with any such direction, directly or indirectly, by action at law or in equity, in any proceeding arising under or affecting any Collateral Document.

          (ii) Prior to the Senior Lien Termination Date, neither the Term Loan Agent nor any Term Lender shall exercise any rights or remedies in respect of the Collateral securing the Term Loan Obligations, whether under the Collateral Documents, applicable law or otherwise, including any action to institute any judicial or nonjudicial or similar action or proceeding in respect of the Collateral or to seek relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code, and neither the Term Loan Agent nor any Term Lender shall have any right whatsoever to direct the Collateral Agent or any other Person to exercise or seek to exercise or refrain from exercising any rights or remedies in respect of the Collateral; provided that (x) in any Insolvency Proceeding commenced by or against the Borrower or any other Obligor, the Term Loan Agent or the Term Lenders may file a claim or statement of interest with respect to the Term Loan Obligations, and (B) the Term Loan Agent may take any action (so long as such action would not be adverse to the prior Liens on the Collateral securing the Revolving Credit Obligations, or the rights of the Revolving Credit Agent or the Revolving Credit Lenders to exercise remedies in respect thereof) in order to preserve or protect the Liens on the Collateral securing the Term Loan Obligations, including the filing of UCC financing statements or other similar actions; provided that nothing herein shall be construed to preclude any Term Lender from exercising any right of set-off against the Borrower or any other Obligor (subject to the requirements of Section 5.02).

                  Collateral Agency and Intercreditor Agreement

          (iii) Neither the Term Loan Agent nor any Term Lender shall seek to enjoin, or take any action that would hinder, any exercise of rights or remedies by the Collateral Agent under and in accordance with any Collateral Document or applicable law in respect of the Collateral, including any action of foreclosure, or contest in any proceeding (including any Insolvency Proceeding) the validity or enforceability of the Revolving Credit Obligations or the validity, perfection, priority or enforceability of the Liens securing the Revolving Credit Obligations (it being understood and agreed that the terms of this Agreement shall govern even if part or all of the Revolving Credit Obligations or such Liens are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise).

          (iv) Nothing in this Agreement shall be construed to prevent or impair the right of any Secured Party to enforce any provision of this Agreement against any other Secured Party, including the priority of the Liens as provided in Section 3.01.

          (b) Each of the Term Lender Agent and the Term Lenders hereby waives any right to require the Collateral Agent to marshal any security or collateral or otherwise to compel the Collateral Agent to seek recourse against or satisfaction of the indebtedness owing to the holders of the Revolving Credit Obligations from one source before seeking recourse or satisfaction from another source and any right the Term Loan Agent or the Term Lenders may have as a junior lien creditor or otherwise to object to the manner in which the Collateral Agent or the Required Secured Parties seek to enforce or collect the Revolving Credit Obligations or the Liens granted in any of the Collateral, regardless of whether any action or failure to act by or on behalf of the Collateral Agent or Revolving Credit Lenders is adverse to the interest of the Term Loan Agent or the Term Lenders. To the extent that it is entitled to receive and apply the same pursuant to the provisions of this Agreement, the Revolving Credit Agent shall be authorized to apply any and all payments, collections, and proceeds of the Collateral received by it to such portion of the Revolving Credit Obligations (subject to the limitation set forth in Section 3.04) as the Revolving Credit Agent lawfully may elect consistent with the provisions of the Revolving Credit Documents.

          4.03. Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Term Loan Agent and the Term Lenders may exercise rights and remedies as an unsecured creditor against any Obligor (but not against any Collateral or any other Secured Party) in accordance with the terms of the Term Loan Agreement and applicable law as if the Term Loan Obligations were not secured by the Collateral. In the event the Term Loan Agent or any Term Lender becomes a judgment lien creditor in respect of any Collateral securing the Term Loan Obligations as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing the Revolving Credit Obligations on the same basis as the Liens securing the Term Loan Obligations are so subordinated to the Revolving Credit Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Collateral Agent, the Revolving Credit Agent or the Revolving Credit Lenders may have with respect to the Liens on the Collateral securing the Revolving Credit Obligations.

          4.05. Option of Term Lenders to Purchase Revolving Credit Obligations.

                  Collateral Agency and Intercreditor Agreement

          (a) So long as the Revolving Credit Agreement is outstanding, if at any time upon the direction of the Required Secured Parties the Collateral Agent shall exercise any remedies under the Collateral Documents to foreclose on the Liens on the Collateral or sell or otherwise realize upon any of the Collateral (including commencing any legal proceedings against or with respect to the any of the Collateral to facilitate any of the foregoing) (each an "Enforcement Action"), the Term Lenders shall have the right to purchase at par all (but not less than all) of the loans and (with respect to any letters of credit then outstanding) the participation interests therein constituting Revolving Credit Obligations then outstanding from the holders of such Revolving Credit Obligations, and the Revolving Credit Loan Agent, for itself and on behalf of the Revolving Credit Lenders, agrees to sell such Revolving Credit Obligations (or, with respect to any such Revolving Credit Obligations held by an affiliate of a Revolving Credit Lender, to cause such affiliate to sell such Revolving Credit Obligations), all in accordance with the terms of this Section 4.05.

          (b) Prior to the Senior Lien Termination Date, the Collateral Agent shall notify the Term Loan Agent and each Term Lender at least 5 Business Days prior to the commencement of any Enforcement Action, unless the Collateral Agent determines that giving such prior notice is not in the best interests of the Required Secured Parties (in which case the Collateral Agent shall notify the Term Loan Agent and the Term Lenders as promptly as practicable following the commencement of such Enforcement Action). At any time following receipt of any such notification and so long as the applicable Enforcement Action shall be contemplated or continuing, the Term Lenders may exercise their rights under this Section 4.05 by giving written notice of such exercise (the "Exercise Notice") to the Revolving Credit Agent (which shall promptly notify the Revolving Credit Lenders thereof) and the Collateral Agent. The Exercise Notice shall specify the identity of the Person or Persons who will purchase the then outstanding Revolving Credit Obligations (which may be the Term Lenders, an affiliate of a Term Lender designated by such Term Lender and/or such other Person or Persons agreed by the Term Lenders participating in such purchase (each a "Purchaser" and, collectively, the "Purchasers")) and the date of such purchase (which shall be a Business Day at least 10 Business Days, but not more than 20 Business Days, after receipt of the Exercise Notice by the Collateral Agent) (the "Purchase Date"). Upon receipt of the Exercise Notice, the Collateral Agent shall not commence such Enforcement Action or, if it shall have already commenced such action, shall suspend such Enforcement Action, until the earlier of the Business Day following the Purchase Date or receipt by the Collateral Agent of written notice by or on behalf of the Term Lenders that such Exercise Notice has been revoked, unless the Collateral Agent determines that failing or delaying to take any such action is not in the best interests of the Required Secured Parties. In that connection, unless otherwise agreed among all of the Term Lenders, each Term Lender shall be entitled to purchase, or to cause an affiliate of such Term Lender designated by it to purchase, its pro rata share of the Revolving Credit Obligations then outstanding (based on its Applicable Percentage under and as defined in the Term Loan Agreement). If for any reason any Term Lender does not wish to participate directly or through an affiliate in such purchase, such non-participating Term Lender's portion shall be purchased by such of the Purchasers and in such amounts as shall be agreed by the Term Lenders participating in such purchase; provided that no such purchase shall be permitted under this Section 4.05 unless all of the Revolving Credit Obligations shall be purchased by the Purchasers. The purchase of such Revolving Credit

                  Collateral Agency and Intercreditor Agreement

Obligations will be effected by assignments in accordance with the terms of the Revolving Credit Agreement; provided that (i) no consent of the Borrower or the Revolving Credit Agent shall be required with respect to such assignments and
(ii) if at the time of such assignment any of the Purchasers is not a Revolving Credit Lender and any letter of credit (other than any letter issued by an issuing lender which was not a party to the Revolving Credit Agreement) remains outstanding, such assignment to such Purchaser will be subject to the consent of the issuing lender of each such letter of credit (such consent not to be unreasonably withheld). On the Purchase Date each Purchaser shall pay its portion of the principal amount of all Revolving Credit Obligations (determined as aforesaid), together with interest and fees accrued to such purchase date and any "break funding" costs incurred by the Revolving Credit Lenders as a result of the purchase of such Revolving Credit Obligations on such date, in immediately available funds, to the Revolving Credit Agent. In addition, as a further condition to such purchase, the purchasing Term Lender(s) shall, as of the Purchase Date, assume and acquire their respective ratable shares of the participation interests held by the Revolving Credit Lenders on such date in any and all outstanding letters of credit issued under the Revolving Credit Agreement. Upon receipt by the Revolving Credit Agent of the amount of such Revolving Credit Obligations on the Purchase Date, such purchase shall become effective and the Revolving Credit Agent shall distribute the same ratably to the Revolving Credit Lenders, and the Revolving Credit Lenders shall have no further obligations under the Revolving Credit Agreement.

          SECTION 5. Payments.

          5.01. Application of Proceeds. The proceeds of any Collateral received in connection with the sale of, or collection on, such Collateral solely upon the exercise of remedies under the Collateral Documents, shall be applied by the Collateral Agent in the following order:

          First, to the payment of the reasonable costs and expenses in connection with the exercise of such remedies, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the reasonable fees and expenses of its agents and counsel, and all reasonable costs, expenses or other liabilities incurred and advances made by the Collateral Agent in connection with the preservation or preparation for sale of the Collateral;

          Second, to the payment in full of the Revolving Credit Obligations (subject to the limitation set forth in Section 3.04), in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Revolving Credit Lenders may otherwise agree;

          Third, to the payment in full of the remaining Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the holders thereof may otherwise agree; and

          Finally, to the payment to the relevant Obligors, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  Collateral Agency and Intercreditor Agreement

          5.02. Turnover of Amounts. If any holder of the Secured Obligations receives in respect of its Secured Obligations any money, property, securities or other distributions of any nature resulting from the exercise of remedies (including set-off) in respect of the Collateral or any other property of the Borrower or any of its Subsidiaries (regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any Insolvency Proceeding or otherwise), such money, property, securities or other distributions shall be segregated and held in trust and forthwith paid over, in the same form as received, to the Collateral Agent for application to the Secured Obligations in accordance with
Section 5.01. Without limiting the foregoing, if any holder of the Secured Obligations shall, by exercising any right of set-off, obtain payment in respect of its Secured Obligations in contravention of the order of application specified in Section 5.01, then such Lender receiving such payment shall purchase (for cash at face value) participations in the Secured Obligations of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Secured Obligations and consistent with the order of application specified in Section 5.01; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation under the respective Credit Agreement.

          5.03. Insurance Proceeds. The Collateral Agent shall, subject to the rights of the Obligors under the Credit Documents and at the direction of the Required Term Lenders (or, at any time following the repayment of the Term Loans under the Term Loan Agreement, at the direction of the Required Revolving Credit Lenders), adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and approve any award granted in any condemnation or similar proceeding affecting the Collateral. All proceeds of any such policy and any such award if in respect to the Collateral shall be paid to the Collateral Agent, and the Collateral Agent shall in turn pay the same to the Term Loan Agent or the Revolving Credit Agent, as applicable, for application in accordance with the Credit Documents. If any Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement or the Credit Document, it shall pay such proceeds over to the Collateral Agent for application as required by this
Section 5.03.

          5.04. Sale of Collateral. Notwithstanding anything herein to the contrary, the Disposition of any property of the Obligors constituting Collateral other than in connection with the exercise of remedies by the Collateral Agent under the Collateral Documents shall be governed by the terms of the respective Credit Agreements, and the proceeds of any such Disposition shall be applied to the payment of the Secured Obligations to the extent and in the manner required by the terms of the Credit Agreements.

          SECTION 6. Release of Collateral; Amendments; Termination.

                  Collateral Agency and Intercreditor Agreement

          6.01. Release of Collateral. Except as otherwise provided in Section
6.03 with respect to this Agreement, the Collateral Agent may not, without the prior written consent of each of the Revolving Credit Agent and the Term Loan Agent (in each case acting with the consent of the requisite percentage of Lenders under the respective Credit Agreements), consent to the termination of any Collateral Document and the Liens thereunder or the release of any Collateral thereunder; provided that, notwithstanding anything herein or in any other Credit Document to the contrary, upon any Disposition of Collateral (including the Capital Stock of any Subsidiary) that is permitted under the Credit Agreements or consented to by the "Required Lenders" under each of the Credit Agreements or any other transaction or event permitted or consented to by such Required Lenders that results in any Subsidiary ceasing to be a Subsidiary of the Borrower, the Collateral Agent shall (and is hereby authorized by the Secured Parties to) release, without the prior consent of any Secured Party, at the request of the Borrower any such Collateral and/or the Liens on such Collateral under the relevant Collateral Document, and apply the proceeds of such Disposition in accordance with the terms of the applicable Credit Agreement to the extent required thereunder. The Collateral Agent shall take any action reasonably requested by the Borrower (at the Borrower's sole cost and expense) to effect any such release.

          6.02. Amendments to Collateral Documents. Except as otherwise provided in Section 6.01 or 6.03, the Collateral Agent may not, without the prior consent of each of the Required Revolving Credit Lenders (or the Revolving Credit Agent, acting on their behalf) and the Required Term Lenders (or the Term Loan Agent, acting on their behalf), consent to any waiver, amendment, modification or supplement under any of the Collateral Documents (other than this Agreement); provided that no such waiver, amendment, modification or supplement shall (a) have the effect of modifying any of the terms of this Agreement, without the consent of the requisite Secured Parties to the extent required for such modification under Section 6.03 or (b) affect the rights or obligations of the Collateral Agent thereunder without the consent of the Collateral Agent. Any such waiver, amendment or modification shall be binding upon each Secured Party. Neither this Section 6.02 nor any other provision of this Agreement shall in any way limit the ability of any Lender to waive, amend or otherwise modify any Credit Agreement to which it is a party.

          6.03. Amendments to this Agreement. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed and delivered by each of the Collateral Agent, the Revolving Credit Agent and the Term Loan Agent (in each case acting with the consent of the requisite percentage of Lenders under the respective Credit Agreements), provided that (a) no such waiver, amendment or modification shall, without the consent of the Supermajority Lenders under each Credit Agreement, change (i) the definition of "Revolving Credit Obligations" or "Term Loan Obligations", (ii) the relative priorities of the Liens granted under the Collateral Documents or the Secured Obligations secured thereunder, (iii) the order of application of proceeds in respect of the Collateral under Section 5,
(iv) any definition or provision hereof specifying the number or percentage of Secured Parties authorized or required to direct any decision, action or inaction by the Collateral Agent or (v) any of the provisions of this Section 6; and (b) no such waiver, amendment or modification shall affect the rights or obligations of the Collateral Agent hereunder without the consent of the Collateral Agent. Any such waiver or amendment shall be

                  Collateral Agency and Intercreditor Agreement binding upon each Secured Party and each Obligor. The Obligors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected (it being understood that no such consent or approval by the Borrower or any other Obligor shall arise solely from any change in the relative rights or obligations of the Secured Parties due to an amendment, waiver, supplement, or other modification of this Agreement).

          6.04. Termination of this Agreement. This Agreement shall terminate and be of no further force and effect automatically and without further action on the part of any party hereto upon the termination of each Collateral Document and the termination and/or release of the Liens thereunder in accordance with the terms hereof; provided that (a) the provisions of Sections 3, 4, 7, 8 and 9 shall terminate and be of no force and effect automatically and without further action on the part of any party hereto upon the Senior Lien Termination Date and
(b) the provisions of Section 2.06 shall survive and remain in full force and effect regardless of the termination of this Agreement or any other Collateral Document.

          SECTION 7. Provisions Applicable After Bankruptcy.

          7.01. Certain Agreements. The intercreditor arrangements set forth in this Agreement, including the subordination of the Liens securing the Term Loan Obligations to the Liens securing the Revolving Credit Obligations, shall continue in full force and effect notwithstanding the occurrence of any Insolvency Proceeding, and in furtherance thereof:

          (a) the Liens securing the Revolving Credit Obligations shall be reinstated to the extent the Collateral Agent or any holder of Revolving Credit Obligations are required to turn over or otherwise pay to the bankruptcy estate of the Borrower or any other Obligor any amount received from an enforcement action in respect of the Collateral (and as a result thereof any portion of such Liens is released), and such Lien so reinstated shall have the same benefits hereunder as if the Revolving Credit Obligations had never been paid; and

          (b) to the extent that the Term Loan Agent or any Term Lender has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Collateral, the Term Loan Agent or such Term Lender will only assert such rights in a manner consistent with the provisions hereof.

          7.02. Relief from the Automatic Stay. Until the Senior Lien Termination Date has occurred, the Term Loan Agent, on behalf of itself and the Term Lenders, agrees that neither the Term Loan Agent nor any Term Lender shall seek relief from the automatic stay or any other stay in any Insolvency Proceeding for purposes of taking any enforcement action in respect of the Collateral, without the prior written consent of the Revolving Credit Agent and the Required Revolving Credit Lenders.

          7.03. No Waiver. Nothing contained herein shall prohibit or in any way limit the Collateral Agent, the Revolving Credit Agent or any Revolving Credit Lender from objecting in any Insolvency Proceeding or otherwise to any action taken by the Term Loan

                  Collateral Agency and Intercreditor Agreement

Agent or any of the Term Lenders, including the asserting by the Term Loan Agent or any Term Lender of any of its rights and remedies under the Term Loan Documents or otherwise, in violation of this terms of this Agreement.

          SECTION 8. Obligations Unconditional; Waivers, Covenants and Agreements of the Agents.

          (a) Subject to the provisions of Section 6, all obligations, rights and interests of the Collateral Agent, the Revolving Credit Agent and the Revolving Credit Lenders hereunder and all obligations, rights and interests of the Term Loan Agent and the Term Lenders hereunder shall remain in full force and effect irrespective of:

          (i) any lack of validity or enforceability of the Revolving Credit Obligations, any Revolving Credit Document, or any other document or agreement in respect of the Revolving Credit Obligations;

          (ii) any change in the time, manner, or place of payment, or in any other term, of all or any of the Revolving Credit Obligations (including any rescission, in whole or in part, by the Revolving Credit Agent of any demand for payment of any Revolving Credit Obligations), or any participation, sale, assignment, or other transfer of any of the Revolving Credit Obligations, or any amendment, waiver, deferral, extension, renewal, refinancing, replacement, refunding, acceleration, compromise, release, alteration, supplementation, termination, or other modification, in whole or in part, including any increase in the amount thereof, whether by course of conduct or otherwise, of the Revolving Credit Obligations or of the terms of the Revolving Credit Agreement, any other Revolving Credit Document or any other document or agreement relating to the Revolving Credit Obligations; or

          (iii) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Obligor in respect of the Revolving Credit Obligations or the Liens securing the Revolving Credit Obligations, including the avoidance or disallowance in any bankruptcy, insolvency or other like proceeding or otherwise, of the Revolving Credit Obligations.

          (b) The Term Loan Agent hereby waives (i) reliance by the Revolving Credit Agent upon the intercreditor arrangements set forth in this Agreement and
(ii) any notice of the creation, renewal, extension, or accrual of any of the Revolving Credit Obligations and notice of, or proof of reliance by, the Revolving Credit Agent upon this Agreement. The Revolving Credit Obligations shall be deemed conclusively to have been created, contracted, or incurred in reliance on this Agreement, and all dealings between the Borrower, the Term Loan Agent and the Term Lenders shall be deemed to have been consummated in reliance upon this Agreement.

          (c) So long as the Collateral Agent and its directors, officers, employees, and agents act in accordance with the terms of this Agreement, the Term Loan Agent hereby waives any claim against the Collateral Agent with respect to, or arising out of, any action or inaction or any error of judgment, negligence, or mistake, or oversight whatsoever on the part of the

                  Collateral Agency and Intercreditor Agreement

Collateral Agent or its directors, officers, employees, or agents (i) with respect to any exercise of (or any delay in exercising, failure to exercise or decision to refrain from exercising) any rights or remedies in respect of the Revolving Credit Obligations, and the Liens securing the Revolving Credit Obligations, under the Revolving Credit Documents or applicable law, or (ii) in connection with any transaction relating to the Collateral, except to the extent any such claim is determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from such Person's gross negligence or willful misconduct. Neither the Collateral Agent nor any of its directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof, except as specifically provided in this Agreement.

          (d) The Collateral Agent, the Revolving Credit Agent and the Revolving Credit Lenders have not made, and do not hereby or otherwise make to the Term Loan Agent or the Term Lenders, any representations or warranties, express or implied (other than the Collateral Agent's and the Revolving Credit Agent's authority to enter into this Agreement and, in the case of the Revolving Credit Agent, to bind the Revolving Credit Lenders hereby), nor do the Collateral Agent, the Revolving Credit Agent or the Revolving Credit Lenders assume any liability to the Term Loan Agent or the Term Lenders with respect to the financial or other condition of the Borrower or any other Obligor, the Borrower's title to, the value of, or any other matter in respect of any Collateral or the enforceability, validity, priority, value or collectability of the Revolving Credit Obligations, any Revolving Credit Document, the Term Loan Obligations or the Term Loan Documents.

          (e) The Term Loan Agent and the Term Lenders have not made, and do not hereby or otherwise make to the Collateral Agent, the Revolving Credit Agent or the Revolving Credit Lenders, any representations or warranties, express or implied (other than the Term Loan Agent's authority to enter into this Agreement and to bind the Term Lenders hereby), nor do the Term Loan Agent or the Term Lenders assume any liability to the Collateral Agent, the Revolving Credit Agent or the Revolving Credit Lenders with respect to the financial or other condition of the Borrower or any other Obligor, the Borrower's or any other Obligor's title to, the value of, or any other matter in respect of any Collateral or the enforceability, validity, priority, value or collectability of the Revolving Credit Obligations, any Revolving Credit Document, the Term Loan Obligations or the Term Loan Documents.

          (f) The Revolving Credit Agent represents and warrants to the Collateral Agent that it is authorized to execute and deliver, and to perform its duties and obligations under, this Agreement on behalf of the Revolving Credit Lenders. The Term Loan Agent represents and warrants to the Collateral Agent that it is authorized to execute and deliver, and to perform its duties and obligations under, this Agreement on behalf of the Term Lenders. Each Lender acknowledges and agrees that, upon execution and delivery by the Revolving Credit Agent and the Term Loans Agent of this Agreement, the Lenders shall be bound by the terms and conditions of this Agreement (and, to the extent this Agreement create any duties or obligation on the part of any Lender, such duties and obligations) as if they were a signatory hereto.

                  Collateral Agency and Intercreditor Agreement

          SECTION 9. Powers Coupled With An Interest.

          (a) All powers, authorizations, and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Secured Obligations are paid in full.

          (b) The Collateral Agent, the Revolving Agent and the Term Loan Agent are hereby authorized to demand specific performance of the provisions of this Agreement when any party hereto has failed to comply with any terms or provisions hereof, and each party waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

          SECTION 10. Miscellaneous.

          10.01. Further Assurances. The Borrower, each other Obligor, the Term Loan Agent and the Term Lenders, at the Borrower's expense and at any time from time to time, upon the reasonable request of the Collateral Agent or the Revolving Credit Agent, will promptly and duly execute and deliver such further instruments and documents (including amendments to financing statements filed against the Borrower or any other Obligor stating that the rights of the Term Loan Agent and the Term Lenders are subject to the terms hereof and together with such assignments or endorsements as the Collateral Agent or the Revolving Credit Agent may reasonably deem necessary) and take such further actions as the Collateral Agent or the Revolving Credit Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

          10.02. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Lenders in respect of the subordination of the Liens securing Term Loan Obligations to the Liens securing Revolving Credit Obligations and no other Person or entity shall have any right, benefit or other interest under this Agreement. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, the security interests, Liens, and other rights that the Secured Parties have under the Collateral Documents or otherwise, insofar as the rights of the Borrower or any other Person are involved.

          10.03. Notices. Except as otherwise provided herein, Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Collateral Agent, to JPMorgan Chase Bank, 270 Park Avenue, 20th Floor, New York, New York 10017, Attention of Roger Odell (Telecopy No. (212) 270-0433; Telephone No. (212) 270-0506), with a copy to JPMorgan Chase Bank, 270 Park Avenue, 20th Floor, New York, New York 10017, Attention of Steven Hawkins (Telecopy No. (212) 270-0433; Telephone No.
     (212) 270-0376);

          (b) if to the Revolving Credit Agent, to JPMorgan Chase Bank, 1111 Fannin Street, 10/th/ Floor, Houston, Texas 77002-8069, Attention of Loan and Agency Services Group (Telecopy No. (713) 750-2782; Telephone No. (713) 750-2102), with a copy to

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

     JPMorgan Chase Bank, 270 Park Avenue, 20th Floor, New York, New York 10017, Attention of Roger Odell (Telecopy No. (212) 270-0433; Telephone No. (212) 270-0506);

          (c) if to the Term Loan Agent, to JPMorgan Chase Bank, 1111 Fannin Street, 10/th/ Floor, Houston, Texas 77002-8069, Attention of Loan and Agency Services Group (Telecopy No. (713) 750-2782; Telephone No. (713) 750-2102), with a copy to JPMorgan Chase Bank, 270 Park Avenue, 20th Floor, New York, New York 10017, Attention of Roger Odell (Telecopy No. (212) 270-0433; Telephone No. (212) 270-0506); and

          (d) if to the Borrower, to Chart Industries, Inc., 5885 Landerbrook Drive, Suite 205, Mayfield Heights, Ohio 44124, Attention of Chief Financial Officer (Telecopy No. (440) 753-1491; Telephone No. (440) 753-1490);

          Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          10.04. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts (including by facsimile transmission), each of which shall constitute an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.06. Integration. This Agreement constitutes the entire agreement of the parties hereto concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. The parties hereto agree that the terms of this Agreement shall govern and control in the event, and to the extent, of any inconsistency between the terms of this Agreement and either of the Revolving Credit Documents or the Term Loan Documents.

          10.07. Cumulative Remedies. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or the Revolving Credit Agent, any right, power or privilege hereunder or under any Revolving Credit Document shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  Collateral Agency and Intercreditor Agreement

          10.08. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns to the same extent as if any such successor or assign was an original party hereto. In the event the Revolving Credit Obligations are paid in full as a result of a replacement, refinancing or refunding of the then existing Revolving Credit Obligations that does not violate the terms of the Term Loan Agreement or this Agreement, the lenders under any such new credit facility or facilities shall be entitled (without any action by any party hereto) to succeed to the benefits of the subordination of the Term Loan Obligations and to the first priority Lien securing the Revolving Credit Obligations in and to the Collateral to the extent afforded to the Collateral Agent, on behalf of the Revolving Credit Lenders, as set forth herein. In furtherance thereof, the Term Loan Agent agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who causes the Revolving Credit Obligations to be paid in full, whether such successor financing, refinancing, refunding or replacement occurs by transfer, assignment, "takeout", or any other means or vehicle.

          10.09. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          10.10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and except as expressly provided herein no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          10.11. No Fiduciary Duties Created. Neither the Term Loan Agent nor any Term Lender shall be deemed to owe any fiduciary duty to the Revolving Credit Agent or any Revolving Credit Lender. Neither the Revolving Credit Agent nor any Revolving Credit Lender shall be deemed to owe any fiduciary duty to the Term Loan Agent or any Term Lender. With respect to the holders of the Revolving Credit Obligations, the Term Loan Agent undertakes to perform or to observe only such of their respective covenants or obligations as are specifically set forth in this Agreement and no implied covenants or obligations with respect to the holders of the Revolving Credit Obligations shall be read into this Agreement against the Term Loan Agent and the Term Lenders.

          10.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS-OF-LAW PRINCIPLES). ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HEREIN, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK, NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE REVOLVING CREDIT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO

                  Collateral Agency and Intercreditor Agreement

HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

          10.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OF THE PARTIES HERETO ENTERING INTO THIS AGREEMENT.

          10.14. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto simultaneously upon the effectiveness of the Revolving Credit Agreement and the Term Loan Agreement. This Agreement shall be effective both before and after the commencement of any Insolvency Proceeding. All references to any Obligor shall include such Obligor as debtor and debtor-in possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

                  Collateral Agency and Intercreditor Agreement

          IN WITNESS WHEREOF, the parties hereto have executed this Subordination Agreement as of the day and year first above written.

                                BORROWER

                                CHART INDUSTRIES, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer

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                                      -28-

                                        REVOLVING CREDIT AGENT

                                        JPMORGAN CHASE BANK,
                                        as Revolving Credit Agent


                                        By: /s/ R. A. Odell
                                           --------------------------------
                                           Name: R. A. Odell
                                           Title: Managing Director

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

                                      -29-

                                        TERM LOAN AGENT

                                        JPMORGAN CHASE BANK,
                                        as Term Loan Agent


                                        By: /s/ R. A. Odell
                                           --------------------------------
                                           Name: R. A. Odell
                                           Title: Managing Director

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                                      -30-

                                        COLLATERAL AGENT

                                        JPMORGAN CHASE BANK,
                                        as Collateral Agent


                                        By: /s/ R. A. Odell
                                           --------------------------------
                                           Name: R. A. Odell
                                           Title: Managing Director

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                                      -31-

                                EACH OF THE FOLLOWING PARTIES
                                ACKNOWLEDGES AND AGREES TO THE
                                TERMS OF THIS AGREEMENT:

                                SUBSIDIARY GUARANTORS

                                CHART HEAT EXCHANGERS LIMITED
                                 PARTNERSHIP


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART INTERNATIONAL, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART MANAGEMENT COMPANY, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART LEASING, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer

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

                                      -32-

                                CHART INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART INTERNATIONAL HOLDINGS, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CHART ASIA, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                CAIRE INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                COOLTEL, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer

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

                                      -33-

                                NEXGEN FUELING, INC.


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and Treasurer


                                GTC OF CLARKSVILLE, LLC


                                By /s/ Michael F. Biehl
                                  -------------------------
                                  Name: Michael F. Biehl
                                  Title: Chief Financial Officer and
                                         Assistant Treasurer

                  Collateral Agency and Intercreditor Agreement